EXHIBIT 99.1

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA
                              NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INC.                )    Case No. 04-10990
                              )
        Debtor.               )    Judge Drake
                              )



               DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
            FOR THE PERIOD FROM JULY 4, 2004 TO AUGUST 7, 2004
            --------------------------------------------------

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                        /s/ Felton E. Parrish
                                        -------------------------
                                        Attorney for Debtor
Dated:    Atlanta, GA
          September 7, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA
                              NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INC.                )    Case No. 04-10990
                              )
        Debtor.               )    Judge Drake
                              )



               DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
            FOR THE PERIOD FROM JULY 4, 2004 TO AUGUST 7, 2004
            --------------------------------------------------

                   NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $42,082,000






I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 7th day of September 2004.         /s/ Barry F. Shea
                                        ------------------------
                                        Barry F. Shea
                                        Executive Vice President-
                                        Chief Financial Officer

In re:    DAN RIVER INC.
          Case No. 04-10990


                          CONDENSED BALANCE SHEET
                                (UNAUDITED)

                              August 7, 2004
                              (in thousands)

                                       Assets
Current assets:

     Cash and cash equivalents                              $  1,913
     Accounts receivable (less allowances of $9,671)          56,254
     Inventories                                             132,202
     Assets held for sale                                      4,243
     Prepaid expenses and other current assets                10,056
     Deferred income taxes                                     7,024
                                                            --------
          Total current assets                               211,692

Property, plant and equipment                                438,434
     Less accumulated depreciation and amortization         (273,087)
                                                            --------
          Net property, plant and equipment                  165,347

Investment and advances to subsidiaries                        8,336

Other assets                                                   8,172
                                                            --------
                                                            $393,547
                                                            ========

In re:    DAN RIVER INC.
          Case No. 04-10990


                          CONDENSED BALANCE SHEET
                                (UNAUDITED)

                              August 7, 2004
                              (in thousands)


                   Liabilities and Shareholders' Equity

Current liabilities:
     Long-term debt currently due                      $ 103,314
     Accounts payable                                     10,468
     Due to subsidiaries                                   4,964
     Accrued compensation and related benefits            18,048
     Other accrued expenses                                8,337
                                                       ---------
          Total current liabilities                      145,131
Deferred income taxes                                      7,024
Other liabilities                                         22,417
                                                       ---------
Total liabilities not subject to compromise              174,572
Liabilities subject to compromise                        193,143

Shareholders' equity:
     Common stock                                            225
     Additional paid-in capital                          210,147
     Accumulated deficit                                (173,055)
     Accumulated other comprehensive loss                (11,251)
     Unearned compensation - restricted stock               (234)
                                                       ---------
          Total shareholders' equity                      25,832
                                                       ---------
                                                       $ 393,547
                                                       =========

In re:    DAN RIVER INC.
          Case No. 04-10990


                     CONDENSED STATEMENT OF OPERATIONS
                                (UNAUDITED)

               For the Period July 4, 2004 to August 7, 2004
                              (in thousands)



Net sales                                              $ 40,993
Cost of sales                                            38,923
                                                       --------
Gross profit                                              2,070
Selling, general and administrative expenses              4,980
                                                       --------
Operating loss                                           (2,910)
Other income, net                                             2
Interest expense                                         (1,025)
Equity in loss of subsidiaries                              (92)
                                                       --------
Loss before reorganization items                         (4,025)
Reorganization items (A)                                 (1,040)
                                                       --------
Net loss                                               $ (5,065)
                                                       ========

(A) Reorganization items consists of professional fees relating to bankruptcy matters.

In re:    DAN RIVER INC.
          Case No. 04-10990


                     CONDENSED STATEMENT OF CASH FLOWS
                                (UNAUDITED)

               For the Period July 4, 2004 to August 7, 2004
                              (in thousands)

Cash flows from operating activities:
Net loss                                               $  (5,065)
  Adjustments to reconcile net loss to net cash
     provided by operating activities:
     Noncash interest expense                                361
     Depreciation and amortization of property,
       plant and equipment                                 2,853
     Amortization of restricted stock compensation            16
     Writedown/disposal of assets                              5
     Equity in loss of subsidiaries                           92
Changes in operating assets and liabilities:
     Accounts receivable                                     453
     Inventories                                           3,369
     Prepaid expenses and other assets                      (542)
     Accounts payable and accrued expenses                   921
     Other liabilities                                        20
                                                       ---------
          Net cash provided by operating activities        2,483
                                                       ---------
Cash flows from investing activities:
     Capital expenditures                                   (160)
     Proceeds from sale of assets                          1,492
                                                       ---------
          Net cash provided by investing activities        1,332
                                                       ---------
Cash flows from financing activities:
     DIP credit facility - borrowings                     41,546
     DIP credit facility - payments                      (43,446)
     Payments of long-term debt                           (1,629)
                                                       ---------
          Net cash used by financing activities           (3,529)
                                                       ---------
Net increase in cash and cash equivalents                    286
Cash and cash equivalents at beginning of period           1,627
                                                       ---------
Cash and cash equivalents at end of period             $   1,913
                                                       =========

In re:    DAN RIVER INC.
          Case No. 04-10990


           MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                              (in thousands)


Accounts Receivable at Petition Date:   $55,992

Accounts Receivable Reconciliation                          Amount
----------------------------------                          ------
Net accounts Receivable at the Beginning of the
  Reporting Period                                          $ 56,708
PLUS: Current Month Sales, Net                                40,993
LESS: Collections During the Month from Customers            (41,716)
Other, Net                                                       269
Net Accounts Receivable at the End of the Reporting Period  $ 56,254




Accounts Receivable Aging                                Amount
Current                                                $  57,412
<30 Days Past Due                                          7,373
31 - 60 Days Past Due                                        472
60 - 90 Days Past Due                                        138
> 90 Days Past Due                                           530
Total Accounts Receivable                                 65,925
Less: Reserves and Allowances                             (9,671)
Accounts Receivable (Net)                              $  56,254

In re:    DAN RIVER INC.
          Case No. 04-10990



           MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
                              (in thousands)

Post-Petition Accounts Payable consists of the following:


Accounts Payable Aging (Post Petition Only)              Amount
0-30 Days                                              $  8,560
31 - 60 Days                                                350
61 - 90 Days                                                  -
Over 90 Days                                                 34
Other - Primarily Accruals for Goods & Services           1,524
Received But Not Yet Invoiced
Total Accounts Payable                                 $ 10,468

SECURED CREDITORS:
The Debtor made no payments to secured creditors except as otherwise permitted pursuant to Final Order, dated May 28, 2004, Authorizing Secured Post-Petition Financing on a Super Priority Basis.

In re:    DAN RIVER INC.
          Case No. 04-10990

                     INVENTORY AND FIXED ASSETS REPORT

INVENTORY REPORT (in thousands)

Inventory Balance at the Petition Date:  $141,758

Inventory Reconciliation                                 Amount
Inventory Balance at Beginning of Period               $ 135,572
PLUS: Purchases and Other Costs Added During Period       35,553
LESS: Inventory Used/Sold                                (38,923)
Inventory on Hand at End of Period                     $ 132,202

Method of Costing Inventory:  first-in, first-out


FIXED ASSET REPORT (in thousands)

Fixed Assets Fair Market Value at petition Date:  unknown


Fixed Asset Reconciliation                               Amount
Fixed Asset BV at Beginning of Period                  $ 168,072
LESS: Depreciation Expense                                (2,853)
PLUS: Additions                                              133
Other Activity                                                (5)
Fixed Assets BV at End of Period                       $ 165,347

Brief Description of Fixed Assets Purchased/Disposed of During Period

Additions were generally for routine replacement items.

Pursuant to the "Order Establishing Procedures for Liquidating Non-Essential Assets Free and Clear of Liens, Claims, Encumbrances and Other Interests Through Either Auction or Private Sale" (entered May 28, 2004), the Debtor is permitted to sell assets that are valued at less than $250,000 individually in transactions not valued at more than $1,000,000. During the period, the Debtor received $950,000 in proceeds from sales of assets pursuant to this order.

During the period the Debtor received $542,333 in proceeds from the sale of looms pursuant to an agreement dated April 7, 2004. The Debtor's motion to consummate this sale was granted by the Court per order entered on May 11, 2004.

In re:    DAN RIVER INC.
          Case No. 04-10990
                            MONTHLY TAX REPORT
                        TAXES PAID DURING THE MONTH
Name of Taxing Authority                 Description         Amount
AR Dept. of Finance & Adm.          SWH                           344
AR Employment Security Dept.        Unemployment                  364
CA Dept. of Employ. Development     SWH                         1,089
CA Dept. of Employ. Development     Unemployment                   81
CA State Board of Equalization      Sales Tax                     148
FL Dept. of Revenue                 Sales Tax                     107
FL Division of Unemploy. Comp.      Unemployment                   19
GA Dept. of Revenue                 Sales & Use Tax              4151
GA Dept. of Revenue                 SWH                        22,272
GA Dept. of Labor                   Unemployment               52,585
IL Dept. of Revenue                 SWH                         1,289
IL Dept. of Revenue                 Unemployment                  119
IRS                                 FICA & FWH              2,318,191
IRS                                 Unemployment               73,731
MS Bureau of Revenue                SWH                           798
NC Dept. of Revenue                 Sales & Use Tax               760
NC Dept. of Revenue                 SWH                        34,429
NC Employ Security Commission       Unemployment              172,027
NJ Division of Revenue              SWH                         1,679
NJ Division of Revenue              Unemployment                   22
NYS Employment Taxes                SWH                        31,000
NYS Employment Taxes                Unemployment                1,857
OR Dept. of Revenue                 SWH                           405
OR Dept. of Revenue                 Unemployment                   18
Receiver General                    Canada GST Return          18,871
SC Dept. of Revenue                 Sales & Use Tax               105
SC Dept. of Revenue                 SWH                           980
SC Employment Security Commission   Unemployment                  172
State of New Jersey                 Sales Tax                      25
TN Dept. of Revenue                 Sales & Use Tax             2,240
TN Dept. of Employ. Security        Unemployment               15,910
Treasurer, State of Ohio            Sales Tax                      14
TX Workforce Commission             Unemployment                   45
VA Dept. of Taxation                Sales Tax                   1,823
VA Dept. of Taxation                SWH                       277,586
VA Employment Commission            Unemployment              586,422
Total Taxes Paid                                            3,621,678
*Pursuant to the Order Authorizing the Debtors to (A) Maintain Existing Bank Accounts and cash Management System, (B) Continue Use of Existing Business Forms, and (C) Continue Use of Existing Investment Guidelines, the Debtor has not opened new cash accounts for tax payments.

In re:    DAN RIVER INC.
          Case No. 04-10990

                            TAXES OWED AND DUE

Name of Taxing             Date            Description           Amount
Authority                Payment
                           Due
AR Dept. of Finance &   8/15/2004  SWH                               516
Adm.
CA State Board of       7/31/2005  Sales Tax                         147
Equalization
FL Dept. of Revenue     8/20/2004  Sales Tax                          91
GA Dept. of Revenue     8/11/2004  SWH                             8,479
GA Dept. of Revenue     8/20/2004  Sales & Use Tax                 5,036
IL Dept. of Revenue     8/31/2004  SWH                               644
IRS                      8/9/2004  FICA & FWH                    457,574
IRS                     8/15/2004  FWH on Foreign Payments           842
MS Bureau of Revenue    8/15/2004  SWH                               804
NC Dept. of Revenue     8/20/2004  Sales & Use Tax                   695
NC Dept. of Revenue     8/11/2004  SWH                            13,332
NJ Division of Revenue  8/11/2004  SWH                               876
NY State Sales Tax      3/20/2005  Sales Tax                         119
NYS Employment Taxes    8/11/2004  SWH                            15,577
Receiver General        8/31/2004  July 2004 Canada GST Return    45,268
SC Dept. of Revenue     8/15/2004  SWH                             1,092
SC Dept. of Revenue     8/20/2004  Sales & Use Tax                   108
State of New Jersey     8/20/2004  Sales Tax                          22
TN Dept. of Revenue     8/20/2004  Sales & Use Tax                 3,256
Treasurer, State of     8/20/2004  Sales Tax                          21
Ohio
TX  Comptroller of      1/20/2005  Sales Tax                          45
Public Accts
VA Dept. of Taxation    8/20/2004  Sales Tax                       2,632
VA Dept. of Taxation    8/20/2004  Use Tax                         8,488
VA Dept. of Taxation    8/11/2004  SWH                            99,038


Total Taxes Unpaid                                               664,702

In re:    DAN RIVER INC.
          Case No. 04-10990


                         CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation liability, fire, theft, comprehensive, vehicle, health and life.

            Type of Coverage              Expiration
Property & Business Interruption          6/30/05
Boiler & Machinery                        6/30/05
Commercial General Liability              6/1/05
General Liability - Brookneal Dam         6/1/05
Automobile -All states except TX, Canada  6/1/05
Automobile - Texas                        6/1/05
International Package                     6/1/05
Advertising Liability                     6/1/05
Umbrella - Excess                         6/1/05
Motor Truck Cargo & Marine Cargo          1/1/05
Canadian General Liability Policy         6/1/05
Directors & Officers                      11/20/04
Crime                                     11/20/04
Fiduciary Liability                       11/20/04
Special Risk                              11/20/04
Workers Comp Excess for VA & GA           10/1/04
Workers Comp - AR, CA, FL, IL, MS, NJ, ,  10/1/04
NC, OR, TX
Workers Comp. TN                          12/8/04
Workers Comp. NY                          11/21/04
Health                                    1/1/05
Life Insurance                            1/1/06
Long Term Disability                      1/1/05
Basic Accident                            1/1/06
Business Travel Accident                  9/1/04
Short Term Disability -NY                 9/1/04

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA
                              NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
THE BIBB COMPANY LLC          )    Case No. 04-10992
                              )
        Debtor.               )    Judge Drake
                              )



               DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
            FOR THE PERIOD FROM JULY 4, 2004 TO AUGUST 7, 2004
            ---------------------------------------------------

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                        /s/ Felton E. Parrish
                                        --------------------------
                                        Attorney for Debtor
Dated:    Atlanta, GA
          September 7, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA
                              NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
THE BIBB COMPANY LLC          )    Case No. 04-10992
                              )
        Debtor.               )    Judge Drake
                              )



               DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
            FOR THE PERIOD FROM JULY 4, 2004 TO AUGUST 7, 2004
            --------------------------------------------------

                   NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $0

The Debtor's only assets consist of idle real estate held for sale, with no book value. There was no activity during the reporting period.



I declare under penalty of perjury that this statement is true and correct to the best of my knowledge and belief.

This 7th day of September 2004.         /s/ Barry F. Shea
                                        ----------------------------
Barry F. Shea
                                        Executive Vice President-Chief
                                        Financial Officer

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA
                              NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER FACTORY STORES, INC.)    Case No. 04-10993
                              )
        Debtor.               )    Judge Drake
                              )



               DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
            FOR THE PERIOD FROM JULY 4, 2004 TO AUGUST 7, 2004
            --------------------------------------------------



Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                        /s/ Felton E. Parrish
                                        -------------------------
                                        Attorney for Debtor
Dated:    Atlanta, GA
          September 7, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA
                              NEWNAN DIVISION

In re:                        	)    Chapter 11
                              	)
DAN RIVER FACTORY STORES, INC.  )    Case No. 04-10993
                              	)
        Debtor.               	)    Judge Drake
                              	)


               DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
            FOR THE PERIOD FROM JULY 4, 2004 TO AUGUST 7, 2004
            --------------------------------------------------

                   NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $97,000

The above amount is provided for the purpose of calculating the US Trustee fee. This amount consists of the total of the Debtor's cost of goods sold, selling, general and administrative expenses, and capital expenditures for the reporting period ended August 7, 2004.

As previously disclosed in the Dan River Factory Stores, Inc. Statement of Financial Affairs, the Debtor owns no assets and does not maintain a bank account. All disbursements for the Debtor's business are made by the Debtor's parent, Dan River Inc.

For additional information on the nature of the Debtor's operations and assets and liabilities, please refer to the Debtor's previously filed Statement of Financial Affairs.


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 7th day of September 2004.         /s/ Barry F. Shea
                                        ---------------------------
                                        Barry F. Shea
                                        Executive Vice President-Chief
                                        Financial Officer

In re:    DAN RIVER FACTORY STORES, INC.
          Case No. 04-10993

                          CONDENSED BALANCE SHEET
                                (UNAUDITED)

                              August 7, 2004
                              (in thousands)
                      Assets

Due from parent                                     $ 2,278
                                                    =======


       Liabilities and Shareholder's Equity

Liabilities                                         $     -

Common stock                                              -
Paid-in capital                                       1,739
Retained earnings                                       539
                                                    -------
                                                    $ 2,278
                                                    =======


                     CONDENSED STATEMENT OF OPERATIONS
                                (UNAUDITED)

               For the Period July 4, 2004 to August 7, 2004
                              (in thousands)

Net sales                                         $      84
Cost of sales                                            62
                                                  ---------
Gross profit                                             22
Selling, general and administrative expenses             35
                                                  ---------
Net loss                                          $     (13)
                                                  =========

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA
                              NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INTERNATIONAL LTD.  )    Case No. 04-10991
                              )
        Debtor.               )    Judge Drake
                              )



               DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
            FOR THE PERIOD FROM JULY 4, 2004 TO AUGUST 7, 2004
            --------------------------------------------------

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                   /s/ Felton E. Parrish
                                   ----------------------------
                                   Attorney for Debtor
Dated:    Atlanta, GA
          September 7, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA
                              NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INTERNATIONAL LTD.  )    Case No. 04-10991
                              )
        Debtor.               )    Judge Drake
                              )


               DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
            FOR THE PERIOD FROM JULY 4, 2004 TO AUGUST 7, 2004
            --------------------------------------------------

                   NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $200,000

The above amount is provided for the purpose of calculating the US Trustee fee. This amount consists of certain transfers to non-Debtor Affiliates made pursuant to the Order Authorizing the Debtor to (A) Maintain Existing Bank Accounts and Cash Management System, (B) Continue Use of Existing Business Forms, and (C) Continue Use of Existing Investment Guidelines. All such disbursements were made on behalf of Dan River International Ltd. by Dan River Inc. The Debtor has no operations and its sole asset is its investment in foreign (non-debtor) subsidiaries. For additional information, please refer to the Debtor's previously filed Statement of Financial Affairs.




I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 7th day of September 2004.         /s/ Barry F. Shea
                                        --------------------------
                                        Barry F. Shea
                                        Executive Vice President-Chief
                                        Financial Officer

In re:    DAN RIVER INTERNATIONAL LTD.
          Case No. 04-10991


                          CONDENSED BALANCE SHEET
                                (UNAUDITED)

                              August 7, 2004
                              (in thousands)



                      Assets

Investment in subsidiaries                          $ 6,013
                                                    =======


       Liabilities and Shareholder's Equity

Liabilities:
Due to parent                                       $19,352

Shareholder's equity:
Capital stock                                             -
Accumulated deficit                                 (13,339)
                                                    -------
                                                    $ 6,013
                                                    =======